UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐  Definitive Proxy Statement
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Rockwell Automation, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROCKWELL AUTOMATION, INC.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before voting are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Shareowners Meeting to be held on February 4, 2009

Proxy Materials Available
•	Proxy Statement
•	Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

If you want to receive a paper or e-mail copy of the materials, you must request one. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before 01/21/09.
HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com
HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET     - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:        Annual
Meeting Date:        February 4, 2009
Meeting Time:       10:00 A.M., CST
For holders as of:  12/08/08

Meeting Location:

The Pfister Hotel
424 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Meeting Directions:

For Meeting Directions, Please Call Shareowner
Relations at: 1-414-382-8410

How To Vote

Vote In Person

All shareowners may vote in person at the Meeting. An attendance card (or other proof of stock ownership) is required for admission to the Meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on February 3, 2008. Have your notice in hand when you access the web site and follow the instructions.

Voting items

The Board of Directors recommends a vote FOR each of the Nominees listed below.
A.	To elect as directors of Rockwell Automation, Inc. the nominees listed below:
NOMINEES:
01) Betty C. Alewine
02) Verne G. Istock
03) Donald R. Parfet
04) David B. Speer
The Board of Directors recommends a vote FOR proposal B.

B.	To approve the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.